Parker Hannifin Corporation Quarterly Earnings Release 4 th Quarter FY 2006 August 1, 2006 Exhibit 99.2

Slide 2
Forward-Looking Statements
Forward-Looking Statements:
Forward-looking statements contained in this and other written and oral reports are made based on known events and circumstances at the time of release, and as such, are subject in the future to unforeseen uncertainties and risks. All statements regarding future performance, earnings projections, events or developments are forward-looking statements. It is possible that the future performance and earnings projections of the company and individual segments may differ materially from current expectations, depending on economic conditions within both its industrial and aerospace markets, and the company's ability to achieve anticipated benefits associated with announced realignment activities, strategic initiatives to improve operating margins, and growth and innovation initiatives. A change in economic conditions in individual markets may have a particularly volatile effect on segment results. Among the other factors which may affect future performance are: changes in business relationships with and purchases by or from major customers or suppliers, including delays or cancellations in shipments; uncertainties surrounding timing, successful completion or integration of acquisitions; threats associated with and efforts to combat terrorism; competitive market conditions and resulting effects on sales and pricing; increases in raw-
material costs that cannot be recovered in product pricing; the company’s ability to manage costs related to employee retirement and health care benefits and insurance; and global economic factors, including manufacturing activity, air travel trends, currency exchange rates, difficulties entering new markets and general economic conditions such as inflation and interest rates. The company makes these statements as of the date of this disclosure, and undertakes no obligation to update them.

Slide 3
Non-GAAP Financial Measure
This presentation reconciles sales amounts reported in accordance with
U.S. GAAP to sales amounts adjusted to remove the effects of acquisitions and divestitures made within the prior four quarters as well as the effects of currency exchange rates on sales.  The effects of acquisitions and currency exchange rates are removed to allow investors and the company to meaningfully evaluate changes in sales on a comparable basis from period to period.
This presentation contains references to earnings per share amounts excluding the effect of the adoption of FAS 123R, and a loss recognized on the sale of a division. The removal of these items allows investors and the company to meaningfully evaluate performance on a comparable basis with the prior period, which was not impacted by FAS 123R or the sale of a division.

Slide 4 Discussion Agenda CEO 4 th quarter and fiscal 2006 comments Key performance measures & outlook Questions & answers CEO closing comments

Slide 5
Fiscal Year Highlights
Sales increased 16% to $9.4 billion for the year
8% organic growth
Record year of acquisitions - nearly $1 billion in
annual revenues
Segment operating income margins improved
from 12.5% last year to 13.4%, including the
effects of acquisitions
Record cash flow from operations of $955 million
10.2% of Sales

Slide 6
Financial Highlights
EPS – 4th Quarter and Total Year
FY2006 FY2005 FY2006 FY2005
EPS as reported 1.59 $     1.34 $     5.57 $     5.02 $
Discontinued operations (.04) (.04) (.29) (.59)
EPS from continuing operations as reported 1.55 1.30 5.28 4.43
Loss on sale of Thermoplastics .08
EPS from continuing operations excluding
loss from Thermoplastics divestiture
5.36 4.43
FAS 123R expense .03 .18
EPS from continuing operations adjusted 1.58 $     1.30 $     5.54 $     4.43 $
4th Quarter Total Year

Slide 7 Influences on Earnings Increased volume Win Strategy Restructuring costs Increased effective tax rate Aerospace sales mix Aerospace product development costs

Slide 8
Sales
4th Quarter and Total Year
Dollars in millions
FY2006 FY2005 FY2006 FY2005
Sales
2,617 $  2,172 $  9,386 $  8,069 $
  % change
20% 16%
Sales from acquisitions 199        699
Sales w/o acquisitions
2,418     2,172     8,687     8,069
  % change
11% 8%
Currency effects 28           (38)
Sales without acquisitions & currency
2,390 $  2,172 $  8,725 $  8,069 $
  % change
10% 8%
4th Quarter Total Year

Slide 9 Influences on Sales Continued Industrial end market strength Distributors OEM Emerging markets Acquisitions Aerospace Commercial

Slide 10
Segment Reporting
Industrial North America
Dollars in millions
FY2006 FY2005 FY2006 FY2005
Sales
As reported 1,072 $  940 $     3,993 $ 3,517 $
% change 14% 14%
Acquisitions 56 233
Without Acquisitions 1,016 940 3,760 3,517
% change 8% 7%
Currency effects 5 18
Without Acquisitions & Currency 1,011 $  940 $     3,742 $ 3,517 $
% change 8% 6%
Operating Margin
As reported 165 $     128 $     597 $   468 $
% of Sales 15.4% 14.6% 15.0% 13.3%
4th Quarter Total Year

Slide 11
Segment Reporting
Industrial International
Dollars in millions
FY2006 FY2005 FY2006 FY2005
As reported 831 $     643 $     2,903 $ 2,398 $
% change 29% 21%
Acquisitions 114 365
Without Acquisitions 717 643 2,538 2,398
% change 12% 6%
Currency effects 20 (54)
Without Acquisitions & Currency 697 $     643 $     2,592 $ 2,398 $
% change 8% 8%
As reported 106 $     76 $       354 $   267 $
% of Sales 12.8% 11.8% 12.2% 11.1%
Sales
Operating Margin
4th Quarter Total Year

Slide 12
Segment Reporting
Aerospace
Dollars in millions
FY2006 FY2005 FY2006 FY2005
As reported 420 $     364 $     1,505 $ 1,359 $
% change 15% 11%
Acquisitions 3 3
Without Acquisitions 417 364 1,502 1,359
% change 15% 11%
Currency effects 0 (4)
Without Acquisitions & Currency 417 $     364 $     1,506 $ 1,359 $
% change 15% 11%
As reported 64 $       54 $       221 $   199 $
% of Sales 15.2% 14.8% 14.7% 14.6%
Sales
Operating Margin
4th Quarter Total Year

Slide 13
Segment Reporting
Climate & Industrial Controls
Dollars in millions
FY2006 FY2005 FY2006 FY2005
As reported 294 $     226 $     985 $   794 $
% change 30% 24%
Acquisitions 27 99
Without Acquisitions 267 226 886 794
% change 18% 12%
Currency effects 2 2
Without Acquisitions & Currency 265 $     226 $     884 $   794 $
% change 17% 11%
As reported 31 $       24 $       83 $      75 $
% of Sales 10.5% 10.6% 8.4% 9.4%
Sales
Operating Margin
4th Quarter Total Year

Slide 14
Parker New Order rates
Excludes Acquisitions & Currency
Year over year comparisons
Aerospace is calculated using a 12-month moving average
2006 2005 2004
Industrial North America 7% +    5% +    24% +
Industrial International 8% +    7% +    21% +
Aerospace 15% + 7% +    15% +
Climate & Industrial Controls 30% + 4% -     2% -
June

Slide 15 Balance Sheet Summary Cash Working capital Inventory Accounts receivable Capital expenditures Shareholders equity

Operating Cash Flow
% to Sales
FY 99
FY 00
FY 01
FY 02
FY 03
FY 04
FY 05
FY 06

anything Possible. Parker

Slide 16
Strong Cash Flow –
Cash From Operations
Fiscal 2006 - $955
Dollars in millions
459
538
529
631
551
638
864
955
$0
$100
$200
$300
$400
$500
$600
$700
$800
$900
$1,000
4.0%
6.0%
8.0%
10.0%
12.0%

Slide 17 Financial Leverage Debt to Debt Equity 21.1% 16.0% 18.0% 20.0% 22.0% 24.0% 26.0% 28.0% 30.0% 32.0% 34.0% 36.0% 38.0% FY99 FY00 FY01 FY02 FY03 FY04 FY05 FY06 Not to exceed 37% over the cycle

Slide 18
FY 2007  Earnings Outlook Assumptions
Segment Sales & Operating Income
  FY 2007 Sales change versus FY 2006
  Industrial North America 4.6%
  --
5.4%
  Industrial International 17.7%
  --
18.6%
  Aerospace 5.9%
  --
6.6%
  Climate & Industrial Controls 5.3%
  --
6.2%
  FY 2007 Operating margin percentages
  Industrial North America 14.8%
  --
15.6%
  Industrial International 11.9%
  --
12.7%
  Aerospace 14.3%
  --
15.2%
  Climate & Industrial Controls 10.3%
  --
11.2%

Slide 19
FY 2007  Earnings Outlook Assumptions
below Operating Margin
Corporate Admin +  4.0% to + 6.0% vs. FY 2006
Interest Expense - 10.0% to - 7.0%  vs. FY 2006
Other Exp. (Income)  - 4.0% to - 1.0% vs. FY 2006
Tax Rate 30.0%

Slide 20 Earnings Outlook – FY07 Low High Income from continuing operations 5.80 $ 6.30 $

Slide 21 Questions & Answers...

Appendix Income Statements

Slide 23
Income Statement – 4
th
Quarter
Dollars in millions
% of Sales % of Sales
Net Sales
2,616.7 $ 100.0% 2,172.5 $ 100.0%
Cost of sales 2,054.0 78.5% 1,708.1 78.6%
Gross profit 562.7 21.5% 464.4 21.4%
S, G & A 277.1 10.6% 232.8 10.7%
Interest expense 18.7 .7% 16.4 .8%
Other expense 1.7 .1% .3 .0%
Income from cont'g operations before taxes 265.2 10.1% 214.9 9.9%
Income taxes 77.4 3.0% 58.8 2.7%
Income from cont'g operations 187.8 7.2% 156.1 7.2%
Discontinued operations 6.0 .2% 5.3 .2%
Net income
193.8 $    7.4% 161.4 $   7.4%
FY 2006 FY 2005

Slide 24
Income Statement – Total Year
Dollars in millions
% of Sales % of Sales
Net Sales
9,385.9 $ 100.0% 8,068.8 $ 100.0%
Cost of sales 7,367.6 78.5% 6,391.5 79.2%
Gross profit 2,018.3 21.5% 1,677.3 20.8%
S, G & A 1,036.6 11.0% 860.3 10.7%
Interest expense 75.8 .8% 66.9 .8%
Other expense 5.9 .1% 11.9 .1%
Income from cont'g operations before taxes 900.0 9.6% 738.2 9.1%
Income taxes 261.7 2.8% 205.1 2.5%
Income from cont'g operations 638.3 6.8% 533.1 6.6%
Discontinued operations 34.9 .4% 71.5 .9%
Net income
673.2 $    7.2% 604.6 $   7.5%
FY 2006 FY 2005